CERTIFICATE
-----------

N
For   ---XXX---   Shares                                 NUMBER                                                       SHARES

                                                         --XXX--                                                      --XXX--
      Issued to

    ---Specimen---
-----------------------------------------

-----------------------------------------                                      CG ACQUISITION GAS COMPANY

-----------------------------------------
Dated
    FROM WHOM TRANSFERRED
                                                     THIS CERTIFIES THAT---Specimen---
-----------------------------------------                               -----------------------------------------------------------

Dated____________________________________            is the owner of ---XXX------------------------- Shares of Capital Stock of
                                                                    --------------------------------
N0. ORIGINAL  NO. ORIGINAL  NO. OF SHARES                               CG Acquisition Gas Company
                                                     transferable only on the books of the Corporation by the holder hereof in
CERTIFICATE     SHARES      TRANSFERRED              person or by Attorney upon surrender of this Certificate properly endorsed.
                                                                    IN WITNESS WHEREOF, the said Corporation has caused this
                                                                    Certificate to be signed by its duly authorized officers and its
                                                                    Corporate Seal to be hereunto affixed

                                                                               this  ---XXX---    day of  ---XXX--- A.D. xx___
                                                                                   ---------------      ------------

------------------------------------------
Received CERTIFICATE NO.__________________               --------------------                         --------------------
                                                         President                                    Treasurer
For_________________________________Shares

this_________day of_______________________

__________________________________________

__________________________________________

                                 CERTIFICATE

                                      FOR

                                      XX

                                    SHARES

                                    OF THE

                                 CAPITAL STOCK


                          CC ACQUISITION GAS COMPANY

                                  ISSUED TO

                                ---SPECIMEN---

                                     DATE

                                    --XXX--

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     For Value Received, _______ hereby sell, assign and transfer unto
_______________________________________________________________________________
________________________________________________________________ Shares of the
Capital Stock represented by the written Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to
transfer the said Stock, on the books of the within named Corporation with the full power of substitution in the premises.

     Dated ____________________  ______

          In presence of